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                                                                    EXHIBIT 10.5



         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

         OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF SUIZA FOODS CORPORATION OR TO A CREDITOR PURSUANT TO A BONA FIDE PLEDGE OR GRANT OF A SECURITY INTEREST.

Certificate Number                                  Number of Common Securities
         0001                                                      100
                               Common Securities

                                       of

                              Suiza Capital Trust

                            Trust Common Securities
               (liquidation amount $50 per Trust Common Security)

         Suiza Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Suiza Foods Corporation, a Delaware corporation (the "Holder"), is the registered owner of One Hundred (100) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Trust Common Securities (liquidation amount $50 per Trust Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust dated as of February 20, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

   The Common Securities shall be redeemable as provided in the Declaration.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

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         By acceptance hereof, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate on February 20, 1998.


                                           SUIZA CAPITAL TRUST


                                           By: /s/  Michael Lewis
                                               -------------------------------
                                               Name:  Michael Lewis
                                               Title: Regular Trustee

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                                ASSIGNMENT FORM


To assign this Common Security, fill in the form below:

(I) or (we) assign and transfer this Common Security to


--------------------------------------------------------------------------------
              (Insert assignee's social security or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Common Security on the books of the Company. The agent may substitute another to act for him.

                                       Your Signature:
                                                      --------------------------
                                       (Sign exactly as your name appears on
                                       the other side of this Security)

                                       Date:
                                            ------------------------------------

                                       Signature Guarantee:*
                                                            --------------------

[Include the following if the Common Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Common Securities evidenced by this certificate, the undersigned confirms that such Common Securities are being:

CHECK ONE BOX BELOW

     (1)  [ ]   exchanged for the undersigned's own account without transfer;
                or

     (2)  [ ]   transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3)  [ ]   transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or



------------------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.

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     (4)  [ ]   transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (5)  [ ]   transferred pursuant to an effective Shelf Registration
                Statement.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Common Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3) or
(4) is checked, the Trustee may require, prior to registering any such transfer of the Common Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                            ----------------------------------
                                            Signature


             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Common Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       ---------------------------        -----------------------------------
                                          NOTICE:  To be executed by an
                                          executive officer.]
--------------------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.





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